CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Third-Quarter 2021 Results -

Full-Year 2021 Earnings Guidance Increased

CINCINNATI, October 28, 2021—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2021, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 2.0% to $539 million
•	GAAP Diluted Earnings-per-Share (EPS) of $4.55, an increase of 9.9%
•	Adjusted Diluted EPS of $5.06, an increase of 4.1%

VITAS segment operating results:

•	Net Patient Revenue of $317 million, a decline of 5.8%
•	Average Daily Census (ADC) of 18,034, a decline of 5.3%
•	Admissions of 17,598, a decline of 1.9%
•	Net Income, excluding certain discrete items, of $44.8 million, a decline of 18.7%
•	Adjusted EBITDA, excluding Medicare Cap, of $60.4 million, a decline of 11.5%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 19.0%, a decrease of 146-basis points

Roto-Rooter segment operating results:

•	Revenue of $221 million, an increase of 15.7%
•	Net Income, excluding certain discrete items, of $46.6 million, an increase of 28.9%
•	Adjusted EBITDA of $65.8 million, an increase of 27.1%
•	Adjusted EBITDA margin of 29.7%, an increase of 266-basis points

VITAS

VITAS net revenue was $317 million in the third quarter of 2021, which is a decline of 5.8%, when compared to the prior-year period.  This revenue decline is comprised primarily of a 5.3% decline in days-of-care partially offset by a geographically weighted average Medicare reimbursement rate increase (including the suspension of sequestration) of approximately 1.2%.   Acuity mix shift had a net impact of reducing revenue approximately $3.0 million, or 0.9%, in the quarter when compared to the prior-year revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes negatively impacted revenue growth an additional  80-basis points.

In the third quarter of 2021, VITAS accrued $0.1 million in Medicare Cap billing limitations.  This compares to a $4.1 million reversal of Medicare Cap billing limitation in the third quarter of 2020.

Of VITAS’ 30 Medicare provider numbers, 27 provider numbers currently have a Medicare Cap cushion of 10% or greater, one provider number has a cap cushion between 0% and 5% and two provider numbers have a fiscal 2021 Medicare Cap billing limitation liability.

Average revenue per patient per day in the third quarter of 2021 was $194.53, which, including acuity mix shift, is 22-basis points above the prior-year period. Reimbursement for routine home care and high acuity care averaged $168.88 and $983.43, respectively.  During the quarter, high acuity days-of-care were 3.1% of total days of care, 28-basis points less than the prior-year quarter.

The third quarter 2021 gross margin, excluding Medicare Cap, increased costs for personal protection equipment (PPE), disinfecting facilities and other costs related to operating during the pandemic, was 25.8%.  This is a 158-basis point margin decline when compared to the third quarter of 2020.

Selling, general and administrative expense was $21.4 million in the third quarter of 2021 and compares to $21.8 million incurred in the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $60.4 million in the quarter, a decrease of 11.5%.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 19.0%, which is 146-basis points less than the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $221 million in the third quarter of 2021, an increase of $30.1 million, or 15.7%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $52.3 million, an increase of $4.7 million, or 10.0%, over the prior year.  This aggregate commercial revenue growth consisted of drain cleaning revenue increasing 17.6%, plumbing increasing 9.3% and excavation declining 1.3%.  Water restoration increased 9.4%.

Roto-Rooter branch residential revenue in the quarter totaled $151 million, an increase of  $22.2 million, or 17.2%, over the prior-year period.  This aggregate residential revenue growth consisted of drain cleaning increasing 11.7%, plumbing expanding 17.4%, excavation increasing 14.1%, and water restoration increasing 28.0%.

Roto-Rooter’s gross margin in the quarter, excluding the impact from COVID, was 53.2%, a 95-basis point increase when compared to the third quarter of 2020.  Adjusted EBITDA in the third quarter of 2021 totaled $65.8 million, an increase of 27.1%.  The Adjusted EBITDA margin in the quarter was 29.7%, which is a 266-basis point improvement when compared to the prior year.

Chemed Consolidated

As of September 30, 2021, Chemed had total cash and cash equivalents of $29 million and no long-term debt.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points.  At September 30, 2021, the Company had approximately $404 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 350,000 shares of Chemed stock for $164 million which equates to a cost per share of $467.80.  As of September 30, 2021, there was approximately $148 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007.  Since that time, Chemed has repurchased approximately 15.2 million shares, aggregating approximately $1.7 billion at an average share cost of $113.04.  Including dividends over this period, Chemed has returned approximately $1.9 billion to shareholders.

Guidance for 2021

Historically, Chemed earnings guidance has been developed using previous years’ key operating metrics which are then modeled and projected out for the calendar year.  Critical within these projections is the understanding of traditional patterned correlations among key operating metrics. This modeling exercise also takes into consideration anticipated industry and macro-economic issues outside of management’s control but are somewhat predictable in terms of timing and impact on our business segments’ operating results.

The COVID-19 pandemic has made accurate modeling and providing meaningful earnings guidance exceptionally challenging.  Since the start of the pandemic, Chemed has been able to successfully navigate within this rapidly changing environment and produce operating results that we believe provide us with the ability to issue earnings guidance for the 2021 calendar year.  However, this guidance should be taken with the recognition the pandemic will continue to disrupt our healthcare system and general economy to such an extent that future rules, regulations and government mandates could materially impact the company’s ability to achieve this guidance.

Statistically, patients residing in senior housing are identified as hospice appropriate earlier into their terminal prognosis and have a much greater probability of having a length of stay in excess of 90 days.   Hospice patients referred from hospitals, oncology practices and similar referral sources are generally more acute and have a significantly lower probability of lengths-of-stay exceeding 90 days.  According to data released by the National Investment Center for Seniors Housing & Care, COVID-19 continues to adversely affect senior housing occupancy.  This reduced occupancy in senior housing has had a corresponding reduction in VITAS nursing home admissions.  Nursing home patients represented 15.6% of VITAS’ third-quarter 2021 patient census.  This compares to nursing home patients averaging 18.2% of total census just prior to the pandemic.

Based upon the above discussion, VITAS 2021 revenue, prior to Medicare Cap, is estimated to decline approximately 5% when compared to the prior year. Average Daily Census in 2021 is estimated to decline approximately 5.5%.  Full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 18.8%.  We are currently estimating $6.6 million for Medicare Cap billing limitations in calendar year 2021.

Roto-Rooter is forecasted to achieve full-year 2021 revenue growth of 17.3%.  Roto-Rooter’s Adjusted EBITDA margin for 2021 is estimated to be between 28.5% to 29.0%.

Based upon the above, full-year 2021 adjusted earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation, and other discrete items, is estimated to be in the range of $19.00 to $19.20.  This compares to initial 2021 adjusted earnings per diluted share guidance of $17.00 to $17.50.  This revised 2021 guidance assumes an effective corporate tax rate on adjusted earnings of 25.1%. Chemed’s 2020 reported adjusted earnings per diluted share was $18.08.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, October 29, 2021, to discuss the Company's quarterly results and to provide an update on its business.  The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants.  The Conference ID is 6082999.  A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion.  It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call.  The replay Conference ID is 6082999.  An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 18,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing

Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Service revenues and sales	$538,667	$528,297	1,598,283	$1,546,294
Cost of services provided and goods sold	342,164	339,240	1,033,130	1,043,148
Selling, general and administrative expenses (aa)	89,217	88,317	274,654	243,413
Depreciation	11,844	11,714	37,171	34,761
Amortization	2,510	2,511	7,530	7,476
Other operating expense/(income)	63	12,207	789	(28,935)
Total costs and expenses	445,798	453,989	1,353,274	1,299,863
Income from operations	92,869	74,308	245,009	246,431
Interest expense	(583)	(379)	(1,343)	(2,005)
Other income--net (bb)	3,134	7,675	10,521	5,723
Income before income taxes	95,420	81,604	254,187	250,149
Income taxes	(23,417)	(13,882)	(60,262)	(44,435)
Net income	$72,003	$67,722	$193,925	$205,714
Earnings Per Share
Net income	$4.62	$4.25	$12.27	$12.90
Average number of shares outstanding	15,587	15,940	15,808	15,948
Diluted Earnings Per Share
Net income	$4.55	$4.14	$12.06	$12.53
Average number of shares outstanding	15,842	16,373	16,083	16,419

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$84,197	$79,287	$259,376	$232,797
Market value adjustments related to deferred
compensation trusts	3,078	7,256	9,770	5,093
Long-term incentive compensation	1,942	1,774	5,508	5,523
Total SG&A expenses	$89,217	$88,317	$274,654	$243,413

(bb) Other income--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Market value adjustments related to deferred
compensation trusts	$3,078	$7,256	$9,770	$5,093
Interest income	57	423	288	647
Other	(1)	(4)	463	(17)
Total other income--net	$3,134	$7,675	$10,521	$5,723

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	September 30,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$28,743	$112,765
Accounts receivable less allowances	118,193	110,839
Inventories	8,394	7,546
Prepaid income taxes	12,940	14,224
Prepaid expenses	32,294	25,222
Total current assets	200,564	270,596
Investments of deferred compensation plans held in trust	102,045	86,865
Properties and equipment, at cost less accumulated depreciation	190,781	181,386
Lease right of use asset	127,077	120,382
Identifiable intangible assets less accumulated amortization	110,606	120,401
Goodwill	578,610	578,519
Other assets	8,450	8,805
Total Assets	$1,318,133	$1,366,954
Liabilities
Current liabilities
Accounts payable	$60,042	$39,268
Income taxes	180	-
Accrued insurance	52,645	50,727
Accrued compensation	97,256	101,868
Accrued legal	1,497	9,561
Short-term lease liability	35,148	33,311
Unutilized CARES Act Grant	-	48,041
Other current liabilities	39,318	46,387
Total current liabilities	286,086	329,163
Deferred income taxes	20,100	19,222
Deferred compensation liabilities	100,409	86,875
Long-term lease liability	104,198	99,241
Other liabilities	27,621	31,045
Total Liabilities	538,414	565,546
Stockholders' Equity
Capital stock	36,402	36,137
Paid-in capital	1,007,506	925,271
Retained earnings	1,901,245	1,615,465
Treasury stock, at cost	(2,167,640)	(1,777,809)
Deferred compensation payable in Company stock	2,206	2,344
Total Stockholders' Equity	779,719	801,408
Total Liabilities and Stockholders' Equity	$1,318,133	$1,366,954

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Nine Months Ended September 30,
	2021	2020
Cash Flows from Operating Activities
Net income	$193,925	$205,714
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	44,701	42,237
Stock option expense	16,342	13,296
Litigation settlements	(9,440)	2,684
Noncash long-term incentive compensation	5,344	5,301
Noncash directors' compensation	1,173	1,171
(Benefit)/provision for deferred income taxes	(561)	831
Amortization of debt issuance costs	229	229
Unutilized CARES Act grant	-	48,041
Deferred payroll taxes	-	22,941
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease in accounts receivable	9,247	27,993
Increase in inventories	(1,299)	(84)
Increase in prepaid expenses	(6,117)	(2,072)
Increase in accounts payable and
other current liabilities	6,330	34,526
Change in current income taxes	(15,749)	(4,366)
Net change in lease assets and liabilities	15	1,583
Increase in other assets	(13,561)	(9,646)
Increase in other liabilities	13,474	10,735
Other sources	974	1,298
Net cash provided by operating activities	245,027	402,412
Cash Flows from Investing Activities
Capital expenditures	(44,472)	(42,670)
Business combinations	-	(3,600)
Other sources	760	672
Net cash used by investing activities	(43,712)	(45,598)
Cash Flows from Financing Activities
Purchases of treasury stock	(330,380)	(147,123)
Proceeds from exercise of stock options	17,918	31,498
Dividends paid	(16,457)	(15,639)
Capital stock surrendered to pay taxes on stock-based compensation	(9,445)	(18,707)
Change in cash overdrafts payable	3,054	(9,849)
Payments on revolving line of credit	(1,500)	(264,900)
Proceeds from revolving line of credit	1,500	174,900
Other sources/(uses)	63	(387)
Net cash used by financing activities	(335,247)	(250,207)
(Decrease)/Increase in Cash and Cash Equivalents	(133,932)	106,607
Cash and cash equivalents at beginning of year	162,675	6,158
Cash and cash equivalents at end of year	$28,743	$112,765

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020
(in thousands)(unaudited)
		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2021 (a)
Service revenues and sales	$317,411	$221,256	$-	$538,667
Cost of services provided and goods sold	238,212	103,952	-	342,164
Selling, general and administrative expenses	21,372	51,914	15,931	89,217
Depreciation	5,286	6,539	19	11,844
Amortization	18	2,492	-	2,510
Other operating expense/(income)	65	(3)	1	63
Total costs and expenses	264,953	164,894	15,951	445,798
Income/(loss) from operations	52,458	56,362	(15,951)	92,869
Interest expense	(43)	(285)	(255)	(583)
Intercompany interest income/(expense)	4,513	1,847	(6,360)	-
Other income—net	22	34	3,078	3,134
Income/(loss) before income taxes	56,950	57,958	(19,488)	95,420
Income taxes	(14,000)	(13,404)	3,987	(23,417)
Net income/(loss)	$42,950	$44,554	$(15,501)	$72,003

2020 (b)
Service revenues and sales	$337,097	$191,200	$-	$528,297
Cost of services provided and goods sold	246,636	92,604	-	339,240
Selling, general and administrative expenses	21,799	48,074	18,444	88,317
Depreciation	5,592	6,089	33	11,714
Amortization	18	2,493	-	2,511
Other operating expense	9,052	3,155	-	12,207
Total costs and expenses	283,097	152,415	18,477	453,989
Income/(loss) from operations	54,000	38,785	(18,477)	74,308
Interest expense	(47)	(80)	(252)	(379)
Intercompany interest income/(expense)	5,337	1,651	(6,988)	-
Other income—net	381	38	7,256	7,675
Income/(loss) before income taxes	59,671	40,394	(18,461)	81,604
Income taxes	(13,934)	(9,218)	9,270	(13,882)
Net income/(loss)	$45,737	$31,176	$(9,191)	$67,722

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020
(in thousands)(unaudited)

		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2021 (a)
Service revenues and sales	$945,135	$653,148	$-	$1,598,283
Cost of services provided and goods sold	724,398	308,732	-	1,033,130
Selling, general and administrative expenses	66,094	158,791	49,769	274,654
Depreciation	17,749	19,359	63	37,171
Amortization	53	7,477	-	7,530
Other operating expense	655	133	1	789
Total costs and expenses	808,949	494,492	49,833	1,353,274
Income/(loss) from operations	136,186	158,656	(49,833)	245,009
Interest expense	(129)	(464)	(750)	(1,343)
Intercompany interest income/(expense)	13,524	5,116	(18,640)	-
Other income—net	654	97	9,770	10,521
Income/(loss) before income taxes	150,235	163,405	(59,453)	254,187
Income taxes	(36,805)	(38,901)	15,444	(60,262)
Net income/(loss)	$113,430	$124,504	$(44,009)	$193,925

2020 (b)
Service revenues and sales	$1,002,477	$543,817	$-	$1,546,294
Cost of services provided and goods sold	772,880	270,268	-	1,043,148
Selling, general and administrative expenses	65,141	138,587	39,685	243,413
Depreciation	16,622	18,035	104	34,761
Amortization	53	7,423	-	7,476
Other operating (income)/expense	(31,661)	2,725	1	(28,935)
Total costs and expenses	823,035	437,038	39,790	1,299,863
Income/(loss) from operations	179,442	106,779	(39,790)	246,431
Interest expense	(137)	(272)	(1,596)	(2,005)
Intercompany interest income/(expense)	14,463	4,422	(18,885)	-
Other income—net	549	68	5,106	5,723
Income/(loss) before income taxes	194,317	110,997	(55,165)	250,149
Income taxes	(47,055)	(26,031)	28,651	(44,435)
Net income/(loss)	$147,262	$84,966	$(26,514)	$205,714

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2021
Net income/(loss)	$42,950	$44,554	$(15,501)	$72,003
Add/(deduct):
Interest expense	43	285	255	583
Income taxes	14,000	13,404	(3,987)	23,417
Depreciation	5,286	6,539	19	11,844
Amortization	18	2,492	-	2,510
EBITDA	62,297	67,274	(19,214)	110,357
Add/(deduct):
Intercompany interest expense/(income)	(4,513)	(1,847)	6,360	-
Interest income	(24)	(34)	-	(58)
Stock option expense	-	-	3,998	3,998
Direct costs related to COVID-19	2,501	415	-	2,916
Long-term incentive compensation	-	-	1,942	1,942
Other	-	-	218	218
Adjusted EBITDA	$60,261	$65,808	$(6,696)	$119,373

2020
Net income/(loss)	$45,737	$31,176	$(9,191)	$67,722
Add/(deduct):
Interest expense	47	80	252	379
Income taxes	13,934	9,218	(9,270)	13,882
Depreciation	5,592	6,089	33	11,714
Amortization	18	2,493	-	2,511
EBITDA	65,328	49,056	(18,176)	96,208
Add/(deduct):
Intercompany interest expense/(income)	(5,337)	(1,651)	6,988	-
Interest income	(385)	(38)	-	(423)
CARES Act grant	8,805	-	-	8,805
Direct costs related to COVID-19	6,945	1,321	-	8,266
Stock option expense	-	-	3,182	3,182
Litigation settlement	-	3,095	-	3,095
COVID-19 related Medicare cap	(2,250)	-	-	(2,250)
Long-term incentive compensation	-	-	1,774	1,774
Medicare cap sequestration adjustment	(852)	-	-	(852)
Adjusted EBITDA	$72,254	$51,783	$(6,232)	$117,805

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2021
Net income/(loss)	$113,430	$124,504	$(44,009)	$193,925
Add/(deduct):
Interest expense	129	464	750	1,343
Income taxes	36,805	38,901	(15,444)	60,262
Depreciation	17,749	19,359	63	37,171
Amortization	53	7,477	-	7,530
EBITDA	168,166	190,705	(58,640)	300,231
Add/(deduct):
Intercompany interest expense/(income)	(13,524)	(5,116)	18,640	-
Interest income	(191)	(97)	-	(288)
Direct costs related to COVID-19	15,338	1,551	38	16,927
Stock option expense	-	-	16,342	16,342
Long-term incentive compensation	-	-	5,508	5,508
Litigation settlements	-	(98)	-	(98)
Other	-	-	218	218
Adjusted EBITDA	$169,789	$186,945	$(17,894)	$338,840
2020
Net income/(loss)	$147,262	$84,966	$(26,514)	$205,714
Add/(deduct):
Interest expense	137	272	1,596	2,005
Income taxes	47,055	26,031	(28,651)	44,435
Depreciation	16,622	18,035	104	34,761
Amortization	53	7,423	-	7,476
EBITDA	211,129	136,727	(53,465)	294,391
Add/(deduct):
Intercompany interest expense/(income)	(14,463)	(4,422)	18,885	-
Interest income	(566)	(68)	(13)	(647)
Direct costs related to COVID-19	32,184	3,299	-	35,483
CARES Act grant	(32,184)	-	-	(32,184)
Stock option expense	-	-	13,296	13,296
Long-term incentive compensation	-	-	5,523	5,523
Litigation settlements	-	3,095	-	3,095
Medicare cap sequestration adjustment	619	-	-	619
Adjusted EBITDA	$196,719	$138,631	$(15,774)	$319,576

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income as reported	$72,003	$67,722	$193,925	$205,714
Add/(deduct) pre-tax cost of:
Direct costs related to COVID-19	2,916	8,266	16,927	35,483
Stock option expense	3,998	3,182	16,342	13,296
Amortization of reacquired franchise agreements	2,352	2,352	7,056	7,056
Long-term incentive compensation	1,942	1,774	5,508	5,523
Facility relocation expenses	-	-	1,855	-
Litigation settlements	-	3,095	(98)	3,095
Other	218	-	218	-
CARES Act grant	-	8,805	-	(32,184)
COVID-19 Medicare cap	-	(2,250)	-	-
Medicare cap sequestration adjustments	-	(852)	-	619
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,146)	(5,351)	(9,874)	(6,165)
Excess tax benefits on stock compensation	(1,199)	(7,187)	(5,305)	(19,943)
Adjusted net income	$80,084	$79,556	$226,554	$212,494

Diluted Earnings Per Share As Reported
Net income	$4.55	$4.14	$12.06	$12.53
Average number of shares outstanding	15,842	16,373	16,083	16,419

Adjusted Diluted Earnings Per Share
Adjusted net income	$5.06	$4.86	$14.09	$12.94
Average number of shares outstanding	15,842	16,373	16,083	16,419

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING STATISTICS	2021	2020	2021	2020
Net revenue ($000) (c)
Homecare	$268,137	$278,856	$796,817	$826,954
Inpatient	29,368	27,633	85,895	85,983
Continuous care	22,027	30,699	73,658	105,836
Other	3,225	2,910	9,241	8,175
Subtotal	$322,757	$340,098	$965,611	$1,026,948
Room and board, net	(2,130)	(3,289)	(7,451)	(9,317)
Contractual allowances	(3,119)	(3,784)	(9,428)	(10,976)
Medicare cap allowance	(97)	4,072	(3,597)	(4,178)
Net Revenue	$317,411	$337,097	$945,135	$1,002,477
Net revenue as a percent of total before Medicare cap allowance
Homecare	83.1%	82.0%	82.5%	80.5%
Inpatient	9.1	8.1	8.9	8.4
Continuous care	6.8	9.0	7.6	10.3
Other	1.0	0.9	1.0	0.8
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.7)	(1.0)	(0.8)	(0.9)
Contractual allowances	(1.0)	(1.1)	(1.0)	(1.1)
Medicare cap allowance	-	1.2	(0.3)	(0.4)
Net Revenue	98.3%	99.1%	97.9%	97.6%
Days of care
Homecare	1,342,841	1,426,191	4,008,215	4,192,681
Nursing home	258,700	261,396	735,906	844,232
Respite	5,331	4,566	15,509	15,416
Subtotal routine homecare and respite	1,606,872	1,692,153	4,759,630	5,052,329
Inpatient	27,962	27,017	82,129	84,907
Continuous care	24,299	33,013	79,385	110,200
Total	1,659,133	1,752,183	4,921,144	5,247,436

Number of days in relevant time period	92	92	273	274
Average daily census ("ADC") (days)
Homecare	14,596	15,502	14,682	15,302
Nursing home	2,812	2,841	2,696	3,081
Respite	58	50	57	56
Subtotal routine homecare and respite	17,466	18,393	17,435	18,439
Inpatient	304	294	301	310
Continuous care	264	358	291	402
Total	18,034	19,045	18,027	19,151
Total Admissions	17,598	17,943	52,573	53,368
Total Discharges	17,686	18,205	52,747	51,281
Average length of stay (days)	96.0	97.1	95.0	92.9
Median length of stay (days)	13.0	14.0	13.0	14.0
ADC by major diagnosis
Cerebro	36.4%	35.1%	36.7%	35.7%
Neurological	22.7	22.1	22.5	21.7
Cancer	12.0	12.5	12.1	12.6
Cardio	15.5	16.1	15.5	15.9
Respiratory	7.5	8.0	7.5	8.2
Other	5.9	6.2	5.7	5.9
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	20.3%	21.4%	21.1%	21.2%
Neurological	12.1	13.2	12.2	13.0
Cancer	27.0	27.4	26.9	27.8
Cardio	14.1	13.6	14.4	14.5
Respiratory	11.3	9.9	10.9	10.6
Other	15.2	14.5	14.5	12.9
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.0%	1.1%	1.0%	1.1%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	33.7	33.4	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	23.4	22.1	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020
(unaudited)

(a)	Included in the results of operations for 2021 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(3,998)	$(3,998)
	Direct costs related to COVID-19	(2,501)	(415)	-	(2,916)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	(1,942)	(1,942)
	Other	-	-	(218)	(218)
	Pretax impact on earnings	(2,501)	(2,767)	(6,158)	(11,426)
	Excess tax benefits on stock compensation	-	-	1,199	1,199
	Income tax benefit on the above	635	733	778	2,146
	After-tax impact on earnings	$(1,866)	$(2,034)	$(4,181)	$(8,081)

		Nine Months Ended September 30, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Direct costs related to COVID-19	$(15,338)	$(1,551)	$(38)	$(16,927)
	Stock option expense	-	-	(16,342)	(16,342)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Long-term incentive compensation	-	-	(5,508)	(5,508)
	Facility relocation expenses	(1,855)	-	-	(1,855)
	Litigation settlements	-	98	-	98
	Other	-	-	(218)	(218)
	Pretax impact on earnings	(17,193)	(8,509)	(22,106)	(47,808)
	Excess tax benefits on stock compensation	-	-	5,305	5,305
	Income tax benefit on the above	4,367	2,255	3,252	9,874
	After-tax impact on earnings	$(12,826)	$(6,254)	$(13,549)	$(32,629)

(b)	Included in the results of operations for 2020 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$(8,805)	$-	$-	$(8,805)
	Direct costs related to COVID-19	(6,945)	(1,321)	-	(8,266)
	Stock option expense	-	-	(3,182)	(3,182)
	Litigation settlement	-	(3,095)	-	(3,095)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	COVID-19 Medicare cap	2,250	-	-	2,250
	Long-term incentive compensation	-	-	(1,774)	(1,774)
	Medicare cap sequestration adjustment	852	-	-	852
	Pretax impact on earnings	(12,648)	(6,768)	(4,956)	(24,372)
	Excess tax benefits on stock compensation	-	-	7,187	7,187
	Income tax benefit on the above	3,253	1,794	304	5,351
	After-tax impact on earnings	$(9,395)	$(4,974)	$2,535	$(11,834)

		Nine Months Ended September 30, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	Direct costs related to COVID-19	$(32,184)	$(3,299)	$-	$(35,483)
	CARES Act grant	32,184	-	-	32,184
	Stock option expense	-	-	(13,296)	(13,296)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Long-term incentive compensation	-	-	(5,523)	(5,523)
	Litigation settlement	-	(3,095)	-	(3,095)
	Medicare cap sequestration adjustment	(619)	-	-	(619)
	Pretax impact on earnings	(619)	(13,450)	(18,819)	(32,888)
	Excess tax benefits on stock compensation	-	-	19,943	19,943
	Income tax benefit on the above	157	3,564	2,444	6,165
	After-tax impact on earnings	$(462)	$(9,886)	$3,568	$(6,780)

(c)

VITAS has 10 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 21 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 27 provider numbers have a Medicare cap cushion of 10% or greater, one provider number has a cap cushion between 0% and 5%, and two provider numbers have a Medicare cap liability.